UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):

February 5, 2013

CACHE, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Florida ____________	0 -10345 ________________________	59 -1588181 _________________

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 Broadway, New York, New York 10018
________________________________
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2013, Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing its results for the thirteen week period ended December 29, 2012.  The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                      EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Press release regarding results for the thirteen week period ended December 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 5, 2013	CACHE, INC.

By: /s/  Margaret Feeney
_________________________________
Margaret Feeney
Executive Vice President and Chief Financial Officer